UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2026

Cellectar Biosciences, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Florham Park, NJ, 07932

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (608) 441-8120

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	CLRB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on July 7, 2026, at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Cellectar Biosciences, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s 2021 Stock Incentive Plan (the “Plan”) to increase the number of shares reserved for issuance under the Plan by 2,000,000 shares.

A copy of the Plan, as amended, is filed as Exhibit 10.1 to this Current Report and is incorporated by reference in this Item 5.02.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Company held the Annual Meeting at 10:00 a.m., local time, on July 7, 2026.

The proposals presented for stockholder approval at the Annual Meeting are described below:

Proposal No. 1 – Election of Directors

Class III directors, Andrew Gu and Douglas J. Swirsky, were nominated and elected to serve three-year terms. The vote was as follows:

Nominee	For	Withhold	Broker Non-Votes
Adnrew Gu	2,134,395	25,493	1,382,976
Douglas J. Swirsky	2,126,590	33,298	1,382,976

Proposal No. 2 – Approval of an Increase in the Number of Shares Available for Issuance Under the 2021 Stock Incentive Plan

The Company requested approval of an increase in the number of shares of common stock available for issuance under the Plan by 2,000,000 shares. The stockholders approved the proposal. The vote was as follows:

For	Against	Abstain	Broker Non-Votes
1,706,640	439,422	13,825	1,382,977

Proposal No. 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

The Company requested ratification of the appointment by the Audit Committee of the Board of Directors of Deloitte & Touche LLP to be the Company’s independent registered public accounting firm for fiscal year 2026. The stockholders ratified the appointment. The vote was as follows:

For	Against	Abstain
3,518,084	13,956	10,824

Proposal No. 4 – Approval of Executive Officer Compensation

The Company requested approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers. The stockholders approved the compensation of the named executive officers. The vote was as follows:

For	Against	Abstain	Broker Non-Votes
1,438,422	712,362	9,102	1,382,978

Proposal No. 5 – Approval of Exercise of Warrants

The Company requested approval the exercise of warrants issued by the Company to purchase up to an aggregate of 39,618,078 shares of common stock under applicable rules and regulations of the Nasdaq Stock Market LLC (the “Warrant Exercise Proposal”). The stockholders approved the proposal. The vote was as follows:

For	Against	Abstain	Broker Non-Votes
1,881,936	55,004	222,946	1,382,977

Proposal No. 6 – Adjournment of Annual Meeting

Because the Warrant Exercise Proposal was approved, the sixth proposal on the agenda regarding adjournment of the Annual Meeting was rendered moot and was not presented.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Number	Title
10.1	Cellectar Biosciences, Inc. 2021 Stock Incentive Plan, as Amended
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLECTAR BIOSCIENCES, INC.

Date: July 10, 2026	By:	/s/ Chad J. Kolean
	Name:	Chad J. Kolean
	Title:	Chief Financial Officer